UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)         February 28, 2006
                                                ______________________________



                            TD Banknorth Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)



Delaware                                 000-51179                 01-0437984
______________________________________________________________________________
(State or other jurisdiction     (Commission File Number)       (IRS Employer
of incorporation)                                          Identification No.)



P.O. Box 9540, Two Portland Square, Portland, Maine               04112-9540
______________________________________________________________________________
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code   (207) 761-8500
                                                  ____________________________



                              Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
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     Malcolm Philbrook, a Class A director of TD Banknorth Inc. ("TD Banknorth")
has reached mandatory retirement age under TD Banknorth's Corporate Governance Guidelines and, as a result, he will not stand for reelection as a director when his term expires at the annual meeting of stockholders, scheduled to be
held in May 2006.   In addition, Class A director Colleen Khoury will not
stand for reelection for another term as a director when her term expires at the annual meeting. Ms. Khoury changed her principal occupation during her term and, in accordance with TD Banknorth's Corporate Governance Guidelines, the Nominating and Corporate Governance Committee of the Board of Directors determined not to nominate her for another term.





























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                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         TD BANKNORTH INC.


                         By:  /s/ Peter J. Verrill
                              ---------------------------------------
                              Name:  Peter J. Verrill
                              Title: Vice Chair and Chief Operating Officer

Date:  March 6, 2006






























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